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                                                                    EXHIBIT 99.1

                          CONSENT OF ANTHONY GIRAUDO

     I consent to the reference to me as a person to be appointed a Director of Litronic Inc. under the captions "Prospectus Summary," "Management" and "Principal Stockholders" in the Prospectus included in the Registration Statement on Form S-1 of Litronic Inc.

                                        /s/ Anthony Giraudo
                                        ------------------------------
                                        Anthony Giraudo

April 6, 1999
Colorado Springs, Colorado